TENANCY AGREEMENT

BETWEEN

BANJARAN PURNAMA SDN BHD
AND
AGAPE SUPERIOR LIVING SDN BHD

FOR PREMISES
NO. 47A & 47B, MEDAN IPOH 1A,
MEDAN IPOH BISTARI,
31400 IPOH, PERAK.

TENANCY AGREEMENT

AN AGREEMENT made the day and year stated in Section 1 of the First Schedule hereto BETWEEN the First party whose name and description are stated in Section 2 of the First Schedule hereto (hereinafter called "the Landlord") of the one part And the second party whose name and description are stated in Section 3 of the First Schedule hereto (hereinafter called "the Tenant") of the other part.

WHEREBY IT IS HEREBY AGREED as follows: -

1. In consideration of the rent and the Tenant's covenants hereinafter contained the Landlord hereby demised unto the Tenant the premises described in Section 4 of the First schedule hereto (hereinafter called "the demised premises") TO HOLD UNTO the Tenant the same commencing from the day and date stated in Section 5 of the First schedule hereto for a period stated in Section 6 of the First Schedule hereto paying in advance on or before the seventh (7th) day of each month the monthly rent of the sum set out in Section 7 of the First Schedule hereto.

2. THE TENANT HEREBY CONVENANTS with the Landlord as follows:

(a) To pay the rent hereby reserved on the days and in the manner aforesaid without any deduction whatsoever;

(b) Upon execution of this Agreement to pay to the Landlord the sum set out in Section 8 of the First Schedule hereto (which sum the landlord hereby acknowledges receipt) by way of deposit which shall not be deemed to be treated as payment towards the rental hereby reserved and the same shall be refunded to the Tenant free from interest on the termination of the tenancy hereby created (or the renewed term thereof if it has been renewed) less any deduction for damages to the demised premises occasioned by any cause other than fair wear and tear or for non-observance of any of the provisions herein stated. If however the tenancy is terminated by the Landlord on any of the grounds specified in Clause 4 (â) of this Agreement, the Landlord is entitled in any event forfeit the whole of the Deposit without prejudice to any right of action the Landlord may have against the Tenant in respect of the unpaid rent of any antecedent breach of the stipulations herein contained;

(c) To pay all charges and outgoing in respect of telephone and of electric current and water supplies to the demised premises and sewerage charges, Indah Water and rubbish collection charges of any of the demised premises during the continuance of this tenancy and pay the respective required deposits;

(d) At all times during the term of the tenancy to keep at his own cost and expense the interior and exterior of the demised premises and all additions thereof including the drainage, the lavatory the door and windows and all other furniture and fittings and things therein (whether belonging to the Landlord or the Tenant or any other person or persons) in tenantable repair and good working condition (reasonable wear and tear excepted);

(e) In the event of the municipal or other rates, taxed and assessments or other impositions of a like nature from time to time payable in respect of the demise premises being increased or if any new taxes or other impositions by whatever name called is levied or imposed upon or in respect of the demised premises during the term hereby created the Tenant will pay to the Landlord by way of additional rent all such increases or new taxes, rates or other impositions;

(f) Not to keep on the demised premises any articles or things of dangerous or explosive or noxious or toxic nature;

(g) Not to do or permit or suffer to be done in or upon the demised premises or any part thereof anything which will or may infringe any of the laws, bye-laws or regulations in force or which may be or become a nuisance or annoyance or cause damage to the Landlord or to the occupiers of neighboring premises;

(h) To use the demised premises as an **Office and health care products** and not for any other purposes or to use or permit or suffer the use thereof for any illegal or immoral purposes;

(i) Not to sub-let or assign or part with the possession of or share the occupation or use of the demised premises or any part thereof without the prior written consent of the Landlord, such consent not to be unreasonably withheld;

(j) To permit the Landlord or his authorized agents with or without workmen and others at all reasonable time of the day to enter upon and to examine the conditions of the demised premises and all additional thereto and thereupon the Landlord or his authorized agents may serve upon the Tenant notice in writing specifying any repair necessary to be done and require the Tenant forthwith to execute the same and if the Tenant shall not within fourteen (14) days after the service of such notice proceed diligently with the execution of such repairs then to permit the Landlord, his authorized agents or workmen to enter upon the demised premises and execute such repairs and the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action;

(k) To save harmless and keep indemnified the Landlord from and against all proceedings, fines, prosecution, claims, damages, expenses and costs on account of any act or omission by the Tenant, his agents and servants or family or for any breach of any of the covenants herein by the tenant;

(l) To notify the Landlord immediately in writing upon the receipt of any which may affect the Landlord or the demised premises;

(m) Not to effectuate or carry out any alterations or additions to the demised premises or any part thereof without obtaining the prior consent in writing of the Landlord, such consent not to be unreasonable withheld;

(n) At the Tenant's own expense and responsibility to comply with the requirement, demand and requisition of any Government, local or public authorities under the provisions of any act or of any regulations or bye-laws of the local authority or of any written law which may be in force at any time during the term hereby granted insofar as such requirements relate to the Tenant;

(o) At the end of this Tenancy or sooner determination thereof, to deliver up vacant possession to the Landlord the demised premises in such state of repair, condition, order and preservation as shall be strict compliance with the Tenant's stipulations herein contained and with all fixtures and fitting therein in good tenantable repair together with all keys, locks and fastening and all improvements made thereto by the Tenant;

3. THE LANDLORD HEREBY CONVENANTS with the Tenant as follows: -

(a) To pay all quit rents, assessments, rates, taxes and other outgoing which are or may hereafter be charges or imposed upon the demised premises and payable by the Landlord; and

(b) To permit the tenant if he punctually pays the reserved rent and other charges observes the stipulations on his part herein contained, quiet enjoyment of the demised during the said term without any interruption by the Landlord or those lawfully claiming under or in trust for him.

(c) The Landlord shall ensure that the demised premises are adequately insured.

4. PROVIDED ALWAYS and it is hereby expressly agreed between the parties hereto as follows: -

(a) If the rent hereby reserved or any part thereof shall be unpaid for fourteen (14) days after becoming due or payable (whether formally demanded or not) or if any covenants or stipulations on the Tenant's part herein contained shall not be performed or if the Tenant shall become a bankrupt or enter into any compositions with his creditors or suffer any distress or attachment or execution to be levied against his goods then and in any such case it shall be lawful for the Landlord at any time thereafter to give the Tenant at least a ten (10) days written notice to remedy the breach if it is capable of remedy and if necessary to make compensation in money for the breach. And if the Tenant is unable to comply with such notice within the said period it shall be lawful for the Landlord at any time thereafter to re-enter upon the demised premises or any part thereof and thereupon this tenancy shall absolutely determine but without prejudice to the right of action of the Landlord in respect of unpaid rent or any breach of the Tenant's covenants and stipulations herein contained;

(b) If the said premises or any part thereof shall at any time during the term of this tenancy be destroyed or damaged by fire or otherwise (except where such fire or damage has been caused by the fault or negligence of the Tenant) so as to render the said premises unfit for occupation or use for a period greater than fifteen (15) days then the rent hereinbefore reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall again be rendered fit for occupation or use and if the said premises or any part thereof is not rendered fit for occupation or use within one (1) month, the Tenant may determine the tenancy by giving one (1) month's notice in writing but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant. In the event of the determination as aforesaid the Deposit sum only less such monies as may be owing or payable by the Tenant to the Landlord by virtue of the provisions herein contain shall forthwith be refunded by the Landlord to the Tenant;

(c) In the event the demised premises or any part thereof shall be acquired by the Government or any statutory bodies during the tenancy herein created then this tenancy shall determine and the Tenant shall not in such an event be entitled to any compensation whatsoever from the Landlord;

(d) The Tenant shall bear all costs and expenses incurred by the Landlord in the making of any demand or the taking of legal proceeding in any Court of law against the Tenant in enforcing the terms and conditions of this Agreement;

(e) For the avoidance of any doubt it is hereby declared that the Tenant shall not be entitled to claim any compensation whatsoever from the Landlord at the expiry of the tenancy hereby created or its sooner determination on account of any alterations, additions, renovations or improvement made by him to the demised premises during the term hereby created except that the Tenant shall be entitled to remove all the Tenant's properties which are of a movable nature subject to the Tenant making good any damage caused through such removal prior to the end of the term hereby created;

(f) If the Tenant shall be desirous of taking a tenancy of the demised premises for a further term of one (1) year from the expiration of the term hereby granted and shall not less that three (3) months before the expiration of the term hereby granted give to the Landlord notice in writing of such of his desire and if he shall have paid the rent hereby reserved and shall have performed and observed the several stipulations and covenants herein contained then on the expirations of the term of the tenancy hereby created the Landlord shall let the demised premises to the Tenant for a further term of one (1) year from the expiry of the term hereby created at the then prevailing fair market rental not exceeding 15% of the current rental rate and subject in all other respects to the same terms, conditions and stipulations as are herein contained.

(g) Except for the First One(1) years of the term of this tenancy, either contracting party will be entitled to terminate this tenancy by giving to the other party three (3) calendar months' notice in writing of such intention. Upon the expiry of such notice as aforesaid the tenancy shall cease and determine.

(h) Any notice required to be served herein shall be in writing and sufficiently served on the Tenant if left addressed to the Tenant in the demised premises or forwarded to the Tenant by registered post to the demised premises or his address stated herein and shall be sufficiently served on the Landlord if sent by registered post or left at the address given herein. A notice sent by post shall be deemed to be given at the time when it ought in due course of post to be delivered at the address to which it is sent;

(i) In this Agreement where the context so requires, words importing the masculine gender shall be deemed and taken to include the feminine and neuter genders and words importing the singular number shall include the plural and vice versa unless the same is inconsistent with the context;

(j) All the costs of and incidental to the preparation of this Agreement and the stamp duty shall be borne and paid by the Tenant;

(k) This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title, assigns and administrators of the parties hereto.

5. IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year set out in Section 1 of the First Schedule hereto.

SIGNED by the said Landlord Banjaran Purnama Sdn Bhd (323604-U) (Director) Mr.Ng Mun Leong NRIC No. [Redacted]	)))	BANJARAN PURNAMA SDN. BHD. (COMPANY No. 323604-U) Directors
In the presence of	)	
Witness Name: Koh Pik Lai NRIC No. [Redacted]	)))	

SIGNED by the said Tenant Agape Superior Living Sdn Bhd (624388-V) (Director)	)	DATO' SRI DR. HOW KOK CHOONG S.S.A.P., D.I.M.P., J.P.
In the presence of	)	
Witness Name NRIC No	)))	 LEE SIEW CHEE [Redacted]

AGAPE SUPERIOR LIVING SDN BHD
(624388-V) (AJL 931478)
LOTS 1705-1708, LEVEL 17, TOWER 2, FABER TOWERS,
JALAN DESA BAHAGIA, TAMAN DESA,
58100 KUALA LUMPUR.
TEL: 03-27325716 / 03-27325717

THE FIRST SCHEDULE ABOVE REFERRED TO

Section 1	Date of this Agreement 19 NOV 2021 2021
Section 2	Name and description of the Landlord Banjaran Purnama Sdn Bhd (323604-U) No.D-3-8, Upper East, Kondominium Kelab Golf, Jalan Kelab Golf, 30350 Ipoh, Perak
Section 3	Name and description of the Tenant Agape Superior Living Sdn. Bhd. (624388-V) Lot 1705 -1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur.
Section 4	Particulars of the demised premises 1st and 2nd Floor of the shop house address at 47A and 47B Medan Ipoh 1A, Medan Ipoh Bistari, 31400 Ipoh, Perak.
Section 5	Date of Commencement of Tenancy The 1st day of November 2021

Section 6	Period of Tenancy From 1st day of November 2021 to 31st day of October 2023
Section 7	Monthly Rent Ringgit Malaysia : Two Thousand (RM2,000.00) Only.
Section 8	Deposit Ringgit Malaysia : Four Thousand Two Hundred (RM4,200.00) only being security deposit equivalent to two (2) months' rental and Ringgit Malaysia : Two Thousand One Hundred (RM2,100.00) only being utilities deposit.

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	L01C0889CEXA005
Jenis Surat Cara *Type Of Instrument*	PERJANJIAN SEWA SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	19/11/2021
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
BANJARAN PURNAMA SDN BHD, NO SYARIKAT 323604-U

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
AGAPE SUPERIOR LIVING SDN BHD, NO SYARIKAT 624388-V

Butiran Harta / Suratcara *Property / Instrument Description*
NO.47A AND 47B, MEDAN IPOH 1A, MEDAN IPOH BISTARI, IPOH, 31400, PERAK

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	A0050A212739174
Tarikh Penyeteman *Date of Stamping*	24/11/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 174.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 174.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37;

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : *24/11/2021 11:16:59*

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	L01C0889CEXA005 (SALINAN 1/1)
Jenis Surat Cara *Type Of Instrument*	PERJANJIAN SEWA SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	19/11/2021
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
BANJARAN PURNAMA SDN BHD, NO SYARIKAT 323604-U

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
AGAPE SUPERIOR LIVING SDN BHD, NO SYARIKAT 624388-V

Butiran Harta / Suratcara *Property / Instrument Description*
NO.47A AND 47B, MEDAN IPOH 1A, MEDAN IPOH BISTARI, IPOH, 31400, PERAK

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	A0050A212739175
Tarikh Penyeteman *Date of Stamping*	24/11/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***24/11/2021 11:16:59***